EXHIBIT 99.1
KBW Regional Bank Conference March 1, 2006

Statements made in this presentation, including in response to questions, which are not historical facts are forward-looking statements, as the term is defined in the Private Securities Litigation Reform Act of 1995. The forward-looking statements include statements about opportunities for long-term deposits and new relationships, redevelopment of areas affected by Hurricane Katrina, the integration of American State Bank, potential markets for expansion, health savings accounts, small-and mid-sized business customers, growth of insurance commission revenue, credit culture, loan demand and the future operating results of BancorpSouth, Inc., through BancorpSouth Bank and other operating subsidiaries. These forward-looking statements are based on management's current expectations and, as such, are subject to risks and uncertainties which could cause actual results to differ materially from those currently anticipated due to a number of factors, which could include, but are not limited to, the ability of BancorpSouth to identify, consummate and integrate acquisitions, the ability of BancorpSouth to provide and market competitive products and services, the ability of BancorpSouth to manage growth and effectively serve and expanding customer and market base, changes in economic condition, changes in BancorpSouth's expansion strategy, changes in the national economy and in the economy in BancorpSouth's market areas, changes in business conditions, including, for example, changes in interest rates and regulatory changes, and the other factors discussed in BancorpSouth's filings on Forms 10-K, 10-Q and 8-K as filed with the Securities and Exchange Commission from time to time. Except as required by law, BancorpSouth does not undertake any obligation to update or revise forward-looking statements to reflect events or circumstances after the date of this presentation. Forward-Looking Information 2

$11.8 billion in assets Six-state financial holding company 271 locations Provides comprehensive line of financial products and services to individuals and to small/mid-size businesses Traditional banking and non-interest products $1.9 billion market capitalization Profile 3

BancorpSouth's Six-State Footprint Banking Markets Insurance Markets 4

New BXS Markets 5

The BancorpSouth Mission Mission: Be the leading financial services company in our markets, close to the customer and focused on the communities we serve. Maximize shareholder value through consistently strong earnings performance, market share, and maintenance of high quality assets. Continuously transform BancorpSouth into a truly diverse and comprehensive financial services company. Be our customer's provider of choice for financial services, a multi faceted relationship providing greater value to both the customer and our company. Provide an inspiring career opportunity for dedicated professionals. 6

Meeting the Needs of Customers Continuously transform BancorpSouth into a truly diverse and comprehensive financial services company. 7

S.T.A.R. (Superior Techniques Assure Results): Employees are trained, incented and coached to profile customers and to cross-sell additional financial services. Employees are given goals in accordance to their individual position, and incentives are distributed as they reach their goals. S.T.A.R process also manages the customer service process. Strong Sales and Service Culture 8

2003 2004 2005 East 0.8341 0.8751 0.8853 Strong Sales and Service Culture Customer Service is measured by a mystery shopping process. Since 2003, we have continued to increase mystery shop scores. 9

2005 Campaign Results: Home Equity Lines of Credit 171% of goal achieved 20% increase in new lines 27% of new lines resulted from employee referrals Credit Cards 101% of goal achieved 80% increase in account openings 86% of new accounts resulted from employee referrals Personal Checking 115% of goal achieved 45% increase in account openings 27% of new accounts resulted from employee referrals S.T.A.R. Campaigns That Deliver Results Major campaigns are driven by the S.T.A.R. process. The featured product is promoted and incentives are increased during the campaign. 10

9.5% 27.6% 25.0% 31.2% Internet Banking Continued promotion and usage of Internet Banking products help make banking more convenient and retain customers. Internet Banking Highlights 0 100,000 200,000 300,000 400,000 500,000 600,000 700,000 Internet Banking Customers Interbank Transfers via Internet Banking Bill Pay Users Bills Paid via Bill Pay Number 2004 2005 11

Health Savings Accounts Released in December 2005 Allows for partnership between BancorpSouth Bank and its insurance subsidiaries Excellent opportunity for long-term deposits and new relationships 12

BancorpSouth Investment Services, Inc. Assets in Client Accounts $1,007,579,000 Accounts 5,575 Registered Offices 21 Registered Securities Licensed Associates 57 BancorpSouth Investment Services, Inc, is a wholly owned subsidiary of BancorpSouth Bank and a member of NASD and SIPC. 2005 13

Branch Based Life Insurance and Annuity Sales Branch Based Life Insurance and Annuity sales expand our financial services offerings within the Bank offices. 2005 524 Life and Annuity Licensed Bankers 1536 Life Insurance Policies issued $239,500,000 of issued coverage $156,000 average face amount 2222 Annuity Contracts issued $89,519,000 Total Premiums 14

Trust and Asset Management Continued growth in the number of Trust Accounts, Market Value of Assets and Trust Service Income. $3.4 billion $9.5 million 5,536 accounts 5.10% 9.80% 14.70% 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% 16.00% Market Value of Assets Trust Service Income Number of Accounts 2005 Percentage Change 15

2005 2004 2005 2004 Customers Households Customers, Households, & Cross-Sell Continued increase in number of customers and households: Numbers do not include Investments or Insurance. Also... Continued increase in accounts and services per household Continued decrease in single-service customers A multi-faceted relationship providing greater value to both the customer and the company. 416,200 409,448 508,787 498,233 16

Continued growth in demand deposits helped to increase core customer base. The strongest increase came in non-interest bearing demand deposits. Retail Banking 0.00% 5.00% 10.00% 15.00% 20.00% 25.00% Total DDA Growth Total Non-Interest DDA Growth Personal DDA Growth 2005 Demand Deposit Growth 17

.. Market Share BancorpSouth Bank is ranked in the top ten in four of the six states in which it is located. 0.00% 5.00% 10.00% 15.00% 20.00% 25.00% Alabama Arkansas Louisiana Mississippi Tennessee Texas Only Markets in which BXS is located Total State Source: June 2005, www.fdic.gov 18

Small Business Banking "Banking for Small Business" product package featuring Free Small Business Checking drives small business efforts Bundle of services promotes all lines of business 2005 Small Business Checking Growth Accounts increased 25% Balances increased 44% 19

Commercial Banking and Cash Management 2005 increases in Commercial Checking and Cash Management Services: 19.8% in Commercial Checking balances 43.0% in Cash Management customers 24.2% in Cash Management sweep product balances 23.8% in total analyzed fee equivalent revenue for Cash Management Approximately $1 billion in Cash Management Account balances. 20

Major Insurance Offices 21

2003 2004 2005 Revenue 39749000 56388000 59598000 Insurance Revenue BancorpSouth was ranked as the 21st largest bank holding company in terms of insurance revenue for 2004 49.9% Increase from 2003 to 2005 Insurance Commission Revenue 22

Selected Southeastern Holding Companies Ranked by Insurance Revenues Rank (In thousands) BB&T Corporation, Winston-Salem, NC Wachovia Corporation, Charlotte, NC Regions Financial Corp., Birmingham, AL SunTrust Banks, Inc., Atlanta, GA BancorpSouth, Inc., Tupelo, MS 4 6 12 20 21 $619,055 $319,000 $86,001 $59,848 $58,103 2004 Source: American Bankers Insurance Association Trustmark Corporation, Jackson, MS AmSouth, Birmingham, AL 27 37 $45,900 $19,100 23

A Strong Credit Culture Achieve aggressive loan growth goals Maintain asset quality levels Consistently low levels of non-performing assets and loan losses 24

Loan Growth Loans increased 7.7% to $7.4 billion at 12/31/05 from $6.8 billion at 12/31/04 Approximately half was the result of acquisitions in 4Q04 -Brentwood, TN (Nashville) -Baton Rouge, LA De novo entries -Longview, TX -Lufkin, TX -Tyler, TX -Mobile, AL (Baldwin County) -NW Arkansas MSA 25

Check 21 at BXS First bank in nation to implement multiple image exchange networks* - Federal Reserve - Endpoint Exchange - Viewpoint - Peer to Peer Presenting over 10% of our items electronically *Source: FedFocus, November 2005, Federal Reserve Bank 26

Benefits Achieved Accelerated collection of $35 million/day in transit items Accelerated payment of $30 million/day in BXS items Remote branch image capture 27

Hurricane Katrina Impact 28

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Hurricane Impact GO Zone Bonus Depreciation Allowance in first year of 50% of most new property investments Increased Expensing under Section 179 of IRS Code Special 5 Year Carry Back of NOLs Availability of up to $15 billion in tax exempt bonds 32

Merger Integration Successful merger integration of both Premier Bancorp, Inc. and Business Holding Corporation in 2005 Successful integration of American State Bank; conversion on track for 2nd Quarter 2006 A history of successful merger integration. 33

4th Quarter 2005 Growth in demand deposits Continued growth of net interest revenue Improvement in net interest margin Increase in net income 34

$ Twelve Months Ended December 31, % Change 2005 2004 Net interest revenue 355,557 $ Provision for credit losses 24,467 Noninterest revenue 198,812 Noninterest expense 362,102 Income before income taxes 167,800 Income tax provision 52,601 Net Income 115,199 Net Income per share: diluted 1.47 333,792 17,485 183,519 342,945 156,881 46,261 110,620 1.43 6.52% 39.93% 8.33% 5.59% 6.96% 13.70% 4.14% 2.80% Operating Results Dollars in thousands, except per share amounts 35

Twelve Months Ended December 31, % Change 2005 2004 Return on average assets 0.00% Return on common equity -2.68% Net interest margin 1.05% 12.67% 3.52% 3.41% Average shares - diluted 78,596,899 77,378,136 1.58% Performance Ratios 1.05% 12.33% 3.64% 36

Hurricane Impact on Key Performance Metrics Three Months Ended Three Months Ended Total Impact September 30, December 31, 2005 2005 2005 $ $ Provision for credit losses 10,380 (2,813) 7,567 Noninterest revenue (799) 6,435 5,636 Noninterest expense 1,568 15 1,583 Net Income impact (7,903) 5,701 (2,202) Net Income per share: diluted (0.10) $ 0.07 (0.03) 37

Total assets Total earning assets Loans, net of unearned discount Allowance for credit losses Total deposits Common shareholders' equity Book value per share December 31, 2005 2004 % Change $ $ 11,769,164 10,622,578 7,365,555 101,500 9,607,258 978,143 12.34 10,848,193 9,944,432 6,836,698 91,673 9,059,091 916,428 11.74 8.49% 6.82% 7.74% 10.72% 6.05% 6.73% 5.11% Statement of Condition Dollars in thousands, except per share amounts 38

EPS Trends 39

Net Interest Margin 3.57% 3.64% 3.66% 3.61% 3.64% 3.51% 3.52% 3.48% 2.50% 3.00% 3.50% 4.00% 4.50% Q1-04 Q2-04 Q3-04 Q4-04 Q1-05 Q2-05 Q3-05 Q4-05 40

Dividend History 41

Key Investment Considerations Unique market presence Focused on retail customers and small/mid-size business High degree of local management authority Size leveraged to support local offices Comprehensive array of products and services Substantial investment in technology Solid capital position Focused shareholder value 42

The Emerging Regional Bank of the Mid-South